Crow Point Defined Risk Global Equity Income Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX

Supplement dated December 14, 2015 to the Statement of Additional Information dated October 1, 2015

Effective as of the date of this Supplement, the Fund has revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for the retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

This Supplement, and the existing Statement of Additional Information dated October 1, 2015, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the U.S. Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-855-754-7940.

Supplement dated December 14, 2015